Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
30 November 2015
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it has the following relevant securities held and in issue outside treasury as of the close of business on 27 November 2015:
•252,756,061 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•590,392,603 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,580 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,888 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has acquired shares, pursuant to the exercise of a call option entered into on 26 October 2015, in 357,727 Liberty Global Class C ordinary shares of $0.01 each.
Liberty Global further announces that, pursuant to entering into a call spread transaction on 27 November 2015, it has acquired interests in 125,689 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $39.78. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
27 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,689	Zero	European	31 December 2015
		Call option	Written	125,689	40.51	European
25 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	126,595	Zero	European	30 December 2015
		Call option	Written	126,595	40.22	European
24 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	127,132	Zero	European	29 December 2015
		Call option	Written	127,132	40.05	European

23 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	124,765	Zero	European	28 December 2015
		Call option	Written	124,765	40.81	European
20 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,256	Zero	European	24 December 2015
		Call option	Written	125,256	40.65	European
19 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	125,102	Zero	European	23 December 2015
		Call option	Written	125,102	40.70	European
18 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	123,945	Zero	European	22 December 2015
		Call option	Written	123,945	41.08	European
17 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	364,644	Zero	European	21 December 2015
		Call option	Written	364,644	41.89	European
16 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	355,149	Zero	European	18 December 2015
		Call option	Written	355,149	43.01	European
13 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	349,142	Zero	European	17 December 2015
		Call option	Written	349,142	43.75	European
12 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,431	Zero	European	16 December 2015
		Call option	Written	345,431	44.22	European
11 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	343,643	Zero	European	15 December 2015
		Call option	Written	343,643	44.45	European
10 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	346,843	Zero	European	14 December 2015
		Call option	Written	346,843	44.04	European
09 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,022	Zero	European	11 December 2015
		Call option	Written	350,022	43.64	European
06 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,822	Zero	European	10 December 2015
		Call option	Written	345,822	44.17	European
05 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	347,237	Zero	European	09 December 2015
		Call option	Written	347,237	43.99	European
04 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,509	Zero	European	08 December 2015
		Call option	Written	345,509	44.21	European
03 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,431	Zero	European	07 December 2015
		Call option	Written	345,431	44.22	European

02 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,906	Zero	European	04 December 2015
		Call option	Written	350,906	43.53	European
30 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,495	Zero	European	03 December 2015
		Call option	Written	359,495	42.49	European
29 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	358,147	Zero	European	02 December 2015
		Call option	Written	358,147	42.65	European
28 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,392	Zero	European	01 December 2015
		Call option	Written	357,392	42.74	European
27 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,560	Zero	European	30 November 2015
		Call option	Written	357,560	42.72	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the proposed offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the proposed offer. This information may be material to investors in connection with the proposed offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij		Marcus Smith	+44 20 7190 6374
Bert Holtkamp
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

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